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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                       -----------------------------------

        Date of Report (Date of earliest event reported) October 27, 2004

                         JUNIATA VALLEY FINANCIAL CORP.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                     00013232               23-2235254
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 (State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

      Bridge and Main Streets, P.O. Box 66, Mifflintown, Pennsylvania 17059
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               (Address of principal executive offices) (Zip Code)

                              FRANCIS J. EVANITSKY
                               PRESIDENT & C.E.O.
                         JUNIATA VALLEY FINANCIAL CORP.
                              Bridge & Main Streets
                              Mifflintown, PA 17059
                              ---------------------
                         (Address of executive offices)

                                   Copies to:
                             JAMES A. ULSH, ESQUIRE
                             METTE, EVANS & WOODSIDE
                        3401 N. Front St., P.O. Box 5950
                            Harrisburg, PA 17110-0950
                          Telephone No. (717) 232-5000

                                 (717) 436-8211
                                 --------------
           (Telephone No., including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

          On October 27, 2004, Juniata Valley Financial Corp. issued a press release reporting 3rd quarter financial results. The aforementioned is attached as an exhibit to this current report on Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Juniata Valley Financial Corp.
                                            ------------------------------
                                                     (Registrant)



Date: October 27, 2004
                                       ----------------------------------------
                                       Francis J. Evanitsky, President & C.E.O.


EXHIBIT INDEX

Exhibit No. 99        Description
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                      Press Release of Juniata Valley Financial Corp.
                      dated October 27, 2004.